Exhibit 99.2

Q4 2025 Conference Call February 5, 2025 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on March 4, 2025 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $750B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

MST blocks Phosphorus diffusion into nanosheet

- **GAA transistors**
  - Use highly phosphorus doped silicon (SiP) in the Source and Drain
  - Minimizes series resistance
- **Phosphorus diffuses into the undoped nanosheet channel** →
  - Degrades performance
  - Worsens series resistance
- **MST is excellent at blocking Phosphorus**
  - ~ 2x better than other techniques
  - Improves series resistance in channel


S
D
Channel 3
HKMG
Channel 2
HKMG
Channel 1
HKMG
SiP
SiP
Si sub

GAA Transistor


MST
S
D
Channel 3
HKMG
Channel 2
HKMG
Channel 1
HKMG
SiP
SiP
Si sub

GAA Transistor with MST

1/21/26 Atomera Confidential 4

MST technology focus areas Atomera 5 MST for Advanced Nodes MST for RF - SOI MST for Power MST for DRAM

Financial Review Atomera Incorporated 6 Income Statement ($ in thousands, except per-share data) 3/31/2025 6/30/2025 9/30/2025 12/31/2025 FY 2025 FY 2024 REVENUE 4$ -$ 11$ 50$ 65$ 135$ Gross Profit 4 (62) (117) (81) (256) (123) OPERATING EXPENSES Research & Development 3,255 3,004 3,304 2,740 12,303 11,029 General and Administration 2,088 2,048 2,165 1,505 7,806 7,266 Selling and Marketing 124 141 207 286 758 1,053 TOTAL OPERATING EXPENSES 5,467 5,193 5,676 4,531 20,867 19,348 OPERATING LOSS (5,463) (5,255) (5,793) (4,612) (21,123) (19,336) Other Income 254 288 220 187 949 901 NET LOSS (5,209)$ (4,967)$ (5,573)$ (4,425)$ (20,174)$ (18,435)$ Net Loss Per Share (0.17)$ (0.17)$ (0.17)$ (0.14)$ (0.65)$ (0.68)$ Weighted average shares outstanding 30,243 30,397 31,128 31,590 30,884 27,217 ADJUSTED EBITDA (NON-GAAP) (4,442)$ (3,965)$ (4,440)$ (3,265)$ (16,112)$ (15,415)$ ADJUSTED EBITDA PER SHARE (0.15)$ (0.13)$ (0.14)$ (0.10)$ (0.52)$ (0.57)$ Balance Sheet Information Cash, equivalents & ST investments 24,123$ 22,026$ 20,322$ 19,210$ 19,210$ 19,210$ Debt - - - - - - Three Months Ended

GAAP to Non - GAAP Reconciliation Atomera Incorporated 7 Reconciliation of GAAP to Non-GAAP Operating Expenses ($ in thousands, except per-share data) 3/31/2025 6/30/2025 9/30/2025 12/31/2025 FY 2025 FY 2024 GAAP R&D Expenses 3,255$ 3,004$ 3,304$ 2,740$ 12,303$ 11,029$ Subtract Stock Comp Expense (459) (536) (542) (516) (2,053) (1,566) Subtract Depreciation and amortization (5) (4) (3) (5) (17) (24) Adjusted Non-GAAP Research & Development Expenses 2,791$ 2,464$ 2,759$ 2,219$ 10,233$ 9,439$ GAAP G&A Expenses 2,088 2,048 2,165 1,505 7,806 7,266 Subtract Stock Comp Expense (599) (740) (796) (795) (2,930) (2,120) Subtract Depreciation and amortization (7) (8) (8) (8) (31) (29) AdjustedNon-GAAP G&A Expenses 1,482$ 1,300$ 1,361$ 702$ 4,845$ 5,117$ GAAP Sales&Mktg Expenses 124 141 207 286 758 1,053 Subtract Stock Comp Expense 49 (2) (4) (23) 20 (181) Subtract Depreciation and amortization - - - - - (1) Adjusted Non-GAAP Sales&Mktg Expenses 173$ 139$ 203$ 263$ 778$ 871$ Total Non-GAAP Operating Expenses 4,446$ 3,903$ 4,323$ 3,184$ 15,856$ 15,427$ Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 8

Thank You Atomera Incorporated 9